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                              MKS INSTRUMENTS, INC.

                           SECOND AMENDED AND RESTATED

                   1997 DIRECTOR STOCK OPTION PLAN, AS AMENDED

                            (as of December 16, 2004)

1.    Purpose.

      The purpose of this Second Amended and Restated 1997 Director Stock Option Plan (the "Plan") of MKS Instruments, Inc., a Massachusetts corporation (the "Company"), is to encourage ownership in the Company by non-employee directors of the Company whose continued services are considered essential to the Company's future progress and to provide them with a further incentive to remain as directors of the Company.

2.    Administration.

      The Board of Directors shall supervise and administer the Plan. Grants of stock options under the Plan and the amount and nature of the awards to be granted shall be automatic in accordance with Section 5. However, all questions of interpretation of the Plan or of any options issued under it shall be determined by the Board of Directors and such determination shall be final and binding upon all persons having an interest in the Plan.

3.    Participation in the Plan.

      Directors of the Company who are not employees of the Company or any subsidiary of the Company shall be eligible to participate in the Plan.

4.    Stock subject to the Plan.

      (a) Definition of Common Stock. "Common Stock" means (i) prior to the closing of the Company's initial public offering of common stock pursuant to an effective registration statement under the Securities Act of 1933 ("IPO"), the Class B Common Stock, no par value per share, of the Company, and (ii) from and after the closing of the IPO, the Common Stock, no par value per share, of the Company.

      (b) The maximum number of shares of the Company's Common Stock which may be issued under the Plan shall be 750,000 shares, subject to adjustment as provided in Section 7. All share amounts set forth in this Plan reflect all stock splits effected prior to April 16, 2003 (the "Restatement Date").

      (c) If any outstanding option under the Plan for any reason expires or is terminated without having been exercised in full, the shares allocable to the unexercised portion of such option shall again become available for grant pursuant to the Plan.

      (d) All options granted under the Plan shall be nonstatutory options not entitled to special tax treatment under Section 422 of the Internal Revenue Code of 1986, as amended to date and as it may be amended from time to time (the "Code").

5.    Terms, Conditions and Form of Options.

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            Each option granted under the Plan shall be evidenced by a written agreement in such form as the Board of Directors shall from time to time approve, which agreements shall comply with and be subject to the following terms and conditions:

      (a) Option Grant Dates. Options shall automatically be granted to all eligible outside directors as follows:

            (i) each person who first becomes an eligible outside director after the Restatement Date shall be granted an option to purchase 20,000 shares of Common Stock on the date of his or her initial election to the Board of Directors; and

            (ii) each eligible outside director then in office on the date of each annual meeting of stockholders of the Company shall be granted an additional option to purchase 12,000 shares of Common Stock on the date of each such annual meeting of stockholders, provided that he or she was elected to serve as a director of the Company at least six months prior to the date of such meeting.

      (b) Option Exercise Price. The option exercise price per share for each option granted under the Plan shall equal (i) the last reported sales price per share of the Company's Common Stock on the Nasdaq National Market (or, if the Common Stock is traded on a national securities exchange on the date of grant, the reported closing sales price per share of the Common Stock on such exchange) on the date of grant (or if no such price is reported on such date such price as reported on the nearest preceding day), (ii) if the Common Stock is not traded on the Nasdaq National Market or a national securities exchange, the fair market value per share on the date of grant as determined by the Board of Directors or
(iii) the average of the closing bid and asked prices in the over-the-counter market.

      (c) Transferability of Options. Except as the Board of Directors of the Company may otherwise determine or provide in a written agreement entered into in connection with the grant of an option under the Plan, options shall not be sold, assigned, transferred, pledged or otherwise encumbered by the Optionee, either voluntarily or by operation of law except by will or the laws of descent and distribution, and during the life of the optionee and shall be exercisable only by him. Reference to an optionee, to the extent relevant in the context, shall include references to authorized transferees.

      (d) Vesting Period. Except as the Board may otherwise determine or provide in a written agreement entered into in connection with the grant of an option under the Plan, each option granted pursuant to paragraph (a)(i) of this Section 5 shall become exercisable in twelve (12) equal quarterly installments following the date of grant. Each option granted pursuant to paragraph (a)(ii) of this
Section 5 shall become fully exercisable on the day prior to the first annual meeting of stockholders of the Company following the date of grant (or if no such meeting is held within thirteen (13) months after the date of grant, on the thirteen-month anniversary of the date of grant).

      (e) Termination(1). Upon termination of an optionee's service as a director of the Company, each option granted to him and held by him may be exercised during the one-year period following such termination of service, as to the exercisable portion of such option as of the date of termination, provided that (i) no option may be exercised more than ten (10) years after the date of grant and (ii) in the event an optionee ceases to serve as a director due to his

----------
(1) See amendment to this Section 5(e)

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death or disability (within the meaning of Section 22(e)(3) of the Code or any successor provision), each option may be exercised, within the one-year period following the date the optionee ceases to serve as a director, by the optionee or by the person to whom the option is transferred by will, by the laws of descent and distribution, or by written notice, as to the portion of the option that is exercisable on the date of death or disability and as to the additional portion that would have become exercisable on the next anniversary date of the date of grant of such option.

      (f) Exercise Procedure. Options may be exercised only by written notice to the Company at its principal office accompanied by (i) payment in cash of the full consideration for the shares as to which they are exercised or (ii) an irrevocable undertaking, in form and substance satisfactory to the Company, by a broker to deliver promptly to the Company sufficient funds to pay the exercise price or delivery of irrevocable instructions, in form and substance satisfactory to the Company, to a broker to deliver promptly to the Company cash or a check sufficient to pay the exercise price.

      (g) Exercise by Representative Following Death of Director. An optionee, by written notice to the Company, may designate one or more persons (and from time to time change such designation), including his or her legal representative, who, by reason of the director's death, shall acquire the right to exercise all or a portion of the option. If the person or persons so designated wish to exercise any portion of the option, they must do so within the term of the option as provided herein. Any exercise by a representative shall be subject to the provisions of the Plan.

6.    Limitation of Rights.

      (a) No Right to Continue as a Director. Neither the Plan, nor the granting of an option nor any other action taken pursuant to the Plan, shall constitute or be evidence of any agreement or understanding, express or implied, that the Company will retain the optionee as a director for any period of time.

      (b) No Stockholders' Rights for Options. An optionee shall have no rights as a stockholder with respect to the shares covered by his options until the date of the issuance to him of a stock certificate therefor, and no adjustment will be made for dividends or other rights (except as provided in Section 7) for which the record date is prior to the date such certificate is issued.

7.    Changes in Common Stock.

      (a) If, at any time after the Restatement Date, the outstanding shares of Common Stock are increased, decreased or exchanged for a different number or kind of shares or other securities, or if additional shares or new or different shares or other securities are distributed with respect to such shares of Common Stock or other securities, through merger, consolidation, sale of all or substantially all of the assets of the Company, reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other distribution with respect to such shares of Common Stock, or other securities, an appropriate and proportionate adjustment will be made in
(i) the maximum number and kind of shares reserved for issuance under the Plan,
(ii) the number and kind of shares or other securities issuable pursuant to Sections 5(a)(i) and 5(a)(ii) above, (iii) the number and kind of shares or other securities subject to then outstanding options under the Plan and (iv) the price for each share subject to any then outstanding options under the Plan, without changing the aggregate purchase price as to which such options remain exercisable. No fractional shares will be issued under the Plan on account of any such adjustments.

      (b) In the event of (i) a consolidation, merger or other reorganization in which all of the outstanding shares of Common Stock are exchanged for securities, cash or other property of any other corporation or business entity or (ii) any sale of all or substantially all of the Company's assets (in either event, an "Acquisition"), all options outstanding under the Plan immediately prior to the effective date of such Acquisition shall become automatically exercisable in full upon the effective date of such Acquisition.

8.    Amendment of the Plan.

            The Board of Directors may suspend or discontinue the Plan or revise or amend it in any respect whatsoever; provided, however, that without approval of the stockholders of the Company no revision or amendment shall change the number of shares subject to the Plan (except as provided in Section 7).

9.    Notice.

            Any written notice to the Company required by any of the provisions of the Plan shall be addressed to the Chief Financial Officer of the Company and shall become effective when it is received.

10. Governing Law.

            The Plan and all determinations made and actions taken pursuant hereto shall be governed by the laws of The Commonwealth of Massachusetts.

                                              Adopted by the Board of Directors
                                              on December 31, 1997 and approved
                                              by the stockholders on January 9,
                                              1998;

                                              Amendments and restatement
                                              approved by the Board of Directors
                                              on April 16, 2003;

                                              Amendment approved by the Board of
                                              Directors on March 4, 2004 and by
                                              the stockholders on May 13, 2004.

                                              Amendment (attached) approved by
                                              Board of Directors on December 16,
                                              2004

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       AMENDMENT APPROVED BY THE BOARD OF DIRECTORS ON DECEMBER 16, 2004

Section 5(e) shall read in its entirety as follows:

      (e) Termination. Upon termination of an optionee's service as a director of the Company, each option granted to him on or after May 17, 2000 and held by him may be exercised during the three-year period following such termination of service, as to the exercisable portion of such option as of the date of termination, provided that (i) no option may be exercised more than ten (10) years after the date of grant and (ii) in the event an optionee ceases to serve as a director due to his death or disability (within the meaning of Section 22(e)(3) of the Code or any successor provision), each option may be exercised, within the three-year period following the date the optionee ceases to serve as a director, by the optionee or by the person to whom the option is transferred by will, by the laws of descent and distribution, or by written notice, as to the portion of the option that is exercisable on the date of death or disability and as to the additional portion that would have become exercisable on the next anniversary date of the date of grant of such option.

                              MKS INSTRUMENTS, INC.

          Nonstatutory Option Agreement for an Initial Election Option Granted under the Amended and Restated 1997 Director Stock Option Plan

1.    Grant of Option.

      This agreement evidences the grant by MKS Instruments, Inc., a Massachusetts corporation (the "Company"), on <<Stock_Date>> (the "Grant Date") to <<First>> <<Last>> a director of the Company (the "Participant"), of an option to purchase, in whole or in part, on the terms provided herein and in the Company's Amended and Restated1997 Director Stock Option Plan (the "Plan"), a total of 20,000 shares (the "Shares") of common stock, no par value per share, of the Company ("Common Stock") at $<<Price>> per Share. Unless earlier terminated, this option shall expire on <<Expire>> the ("Final Exercise Date").

      It is intended that the option evidenced by this agreement shall not be an incentive stock option as defined in Section 422 of the Internal Revenue Code of 1986, as amended and any regulations promulgated thereunder (the "Code"). Except as otherwise indicated by the context, the term "Participant", as used in this option, shall be deemed to include any person who acquires the right to exercise this option validly under its terms.

2.    Vesting Schedule.

      This option shall become exercisable in twelve (12) equal quarterly installments following the date of grant. This option shall expire upon, and will not be exercisable after, the Final Exercise Date.

3.    Exercise of Option.

      (a) Form of Exercise. Each election to exercise this option shall be in writing, signed by the Participant, and received by the Company at its principal office, accompanied by this agreement, and payment in full in the manner provided in the Plan. The Participant may purchase less than the number of shares covered hereby, provided that no partial exercise of this option may be for any fractional share.

      (b) Continuous Relationship with the Company Required. Except as otherwise provided in this Section 3, this option may not be exercised unless the Participant, at the time he or she exercises this option, is, and has been at all times since the Grant Date, an employee, officer or a director of, or consultant or advisor to, the Company or any parent or subsidiary of the Company as defined in Section 424(e) or (f) of the Code (an "Eligible Participant").

      (c) Termination of Relationship with the Company. If the Participant ceased to be an Eligible Participant for any reason, then, except as provided in paragraph (d) below, the right to exercise this option shall terminate three years after such cessation (but in no event after the Final Exercise Date), provided that this option shall be exercisable only to the extent that the Participant was entitled to exercise this option on the date of such cessation. Notwithstanding any other provision of this Agreement, if the Participant, prior to the Final Exercise Date, violates the non-competition or confidentiality provisions of any agreement between the Participant and the Company, the right to exercise this option shall terminate immediately upon written notice to the Participant from the Company describing such violation.

      (d) Exercise Period Upon Death or Disability. If the Participant dies or becomes disabled (within the meaning of Section 22(e) (3) of the Code) prior to the Final Exercise Date while he or she is an Eligible Participant this option shall be exercisable, within the period of three years following the date of death or disability of the Participant, by the Participant, provided that this option shall be exercisable only to the extent that this option was exercisable by the Participant on the date of his or her death or disability, and further provided that this option shall not be exercisable after the Final Exercise Date.

4.    Withholding.

      No shares will be issued pursuant to the exercise of this option unless and until the Participant pays to the Company, or makes provision satisfactory to the Company for payment of, any federal, state or local withholding taxes required by law to be withheld in respect of this option.

5.    Nontransferability of Option.

      This option may not be sold, assigned, transferred, pledged or otherwise encumbered by the Participant, either voluntarily or by operation of law, except by will or the laws of descent and distribution, and, during the lifetime of the Participant, this option shall be exercisable only by the Participant.

6.    Provisions of the Plan.

      This option is subject to the provisions of the Plan, a copy of which is furnished to the Participant with this option.

      IN WITNESS WHEREOF, the Company has caused this option to be executed under its corporate seal by its duly authorized officer. This option shall take effect as a sealed instrument.

                                  MKS Instruments, Inc.

Dated: <<Stock_Date>>             By: __________________________________________

                                  Name: John R. Bertucci
                                  Title: Chairman, Chief Executive Officer, and
                                        President

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                              OPTIONEE'S ACCEPTANCE

      The undersigned hereby accepts the foregoing option and agrees to the terms and conditions thereof. The undersigned hereby acknowledges receipt of a copy of the Company's Amended and Restated 1997 Director Stock Option Plan.

                                          <<First>> <<Last>>

                                          ______________________________________
                                          (Director's Signature)

                                          Address: <<Street>>

                                                   <<City>>, <<State>>  <<Zip_>>

                              MKS INSTRUMENTS, INC.

                       Nonstatutory Stock Option Agreement
       Granted Under Amended and Restated 1997 Director Stock Option Plan

1.    Grant of Option.

      This agreement evidences the grant by MKS Instruments, Inc., a Massachusetts corporation (the "Company"), on <<Stock_Date>> (the "Grant Date") to <<First>> <<Last>> a director of the Company (the "Participant"), of an option to purchase, in whole or in part, on the terms provided herein and in the Company's Amended and Restated1997 Director Stock Option Plan (the "Plan"), a total of 12,000 shares (the "Shares") of common stock, no par value per share, of the Company ("Common Stock") at $<<Price>> per Share. Unless earlier terminated, this option shall expire on <<Expire>> the ("Final Exercise Date").

      It is intended that the option evidenced by this agreement shall not be an incentive stock option as defined in Section 422 of the Internal Revenue Code of 1986, as amended and any regulations promulgated thereunder (the "Code"). Except as otherwise indicated by the context, the term "Participant", as used in this option, shall be deemed to include any person who acquires the right to exercise this option validly under its terms.

2.    Vesting Schedule.

      This option shall not be exercisable until the earlier of (a) the day prior to the first Annual Meeting of the Company's stockholders which occurs after the date hereof or (b) thirteen months after the Grant Date, at which time it shall become exercisable in full. This option shall expire upon, and will not be exercisable after, the Final Exercise Date.

3.    Exercise of Option.

      (a) Form of Exercise. Each election to exercise this option shall be in writing, signed by the Participant, and received by the Company at its principal office, accompanied by this agreement, and payment in full in the manner provided in the Plan. The Participant may purchase less than the number of shares covered hereby, provided that no partial exercise of this option may be for any fractional share.

      (b) Continuous Relationship with the Company Required. Except as otherwise provided in this Section 3, this option may not be exercised unless the Participant, at the time he or she exercises this option, is, and has been at all times since the Grant Date, an employee, officer or a director of, or consultant or advisor to, the Company or any parent or subsidiary of the Company as defined in Section 424(e) or (f) of the Code (an "Eligible Participant").

      (c) Termination of Relationship with the Company. If the Participant ceased to be an Eligible Participant for any reason, then, except as provided in paragraph
(d) below, the right to exercise this option shall terminate three years after such cessation (but in no event after the Final Exercise Date), provided that this option shall be exercisable only to the extent that the Participant was entitled to exercise this option on the date of such cessation. Notwithstanding any other provision of this Agreement, if the Participant, prior to the Final Exercise Date, violates the non-competition or confidentiality provisions of any agreement between the Participant and the Company, the right to exercise this option shall terminate immediately upon written notice to the Participant from the Company describing such violation.

      (d) Exercise Period Upon Death or Disability. If the Participant dies or becomes disabled (within the meaning of Section 22(e) (3) of the Code) prior to the Final Exercise Date while he or she is an Eligible Participant this option shall be exercisable, within the period of three years following the date of death or disability of the Participant, by the Participant, provided that this option shall be exercisable only to the extent that this option was exercisable by the Participant on the date of his or her death or disability, and further provided that this option shall not be exercisable after the Final Exercise Date.

4.    Withholding.

      No shares will be issued pursuant to the exercise of this option unless and until the Participant pays to the Company, or makes provision satisfactory to the Company for payment of, any federal, state or local withholding taxes required by law to be withheld in respect of this option.

5.    Nontransferability of Option.

      This option may not be sold, assigned, transferred, pledged or otherwise encumbered by the Participant, either voluntarily or by operation of law, except by will or the laws of descent and distribution, and, during the lifetime of the Participant, this option shall be exercisable only by the Participant.

6.       Provisions of the Plan.

         This option is subject to the provisions of the Plan, a copy of which is furnished to the Participant with this option.

         IN WITNESS WHEREOF, the Company has caused this option to be executed under its corporate seal by its duly authorized officer. This option shall take effect as a sealed instrument.

                                   MKS Instruments, Inc.

Dated: <<Stock_Date>>              By: _________________________________________

                                   Name:  John R. Bertucci
                                   Title: Chairman, Chief Executive Officer, and
                                          President

                              OPTIONEE'S ACCEPTANCE

      The undersigned hereby accepts the foregoing option and agrees to the terms and conditions thereof. The undersigned hereby acknowledges receipt of a copy of the Company's Amended and Restated 1997 Director Stock Option Plan.

                                          <<First>><<Last>>

                                          ______________________________________
                                          (Director's Signature)

                                          Address: <<Street>>

                                                   <<City>>, <<State>>  <<Zip_>>